Film and Television Costs	12 Months Ended
Dec. 31, 2012
Film And Television Costs [Abstract]
Film and Television Costs

Note 5: Film and Television Costs

December 31 (in millions)	2012	2011
Film Costs:
Released, less amortization	$1,472	$1,428
Completed, not released	99	148
In production and in development	1,048	1,374
	2,619	2,950
Television Costs:
Released, less amortization	1,124	1,002
In production and in development	334	201
	1,458	1,203
Programming rights, less amortization	1,886	2,061
	5,963	6,214
Less: Current portion of programming rights	909	987
Film and television costs	$5,054	$5,227

Based on our estimates of the ratio of the current period's actual revenue to the estimated total remaining gross revenue from all sources (“ultimate revenue”), as of December 31, 2012, approximately $1.1 billion of film and television costs associated with our original film and television productions that have been released, or completed and not yet released, are expected to be amortized during 2013. Approximately 87% of unamortized film and television costs for our released productions, excluding amounts allocated to acquired libraries, are expected to be amortized through 2015.

As of December 31, 2012, acquired film and television libraries, which are included within the “released, less amortization” captions in the table above, had remaining unamortized costs of $867 million. These costs are generally amortized over a period not to exceed 20 years, and approximately 47% of these costs are expected to be amortized through 2015.

Capitalization of Film and Television Costs

We capitalize film and television production costs, including direct costs, production overhead, print costs, development costs and interest. We amortize capitalized film and television production costs, including acquired libraries, and accrue costs associated with participation and residual payments to programming and production expense. We generally record the amortization and the accrued costs using the film forecast computation method, which amortizes such costs in the same ratio as the associated ultimate revenue. Estimates of total revenue and total costs are based on anticipated release patterns, public acceptance and historical results for similar productions. Unamortized film and television costs, including acquired film and television libraries, are stated at the lower of unamortized cost or fair value. We do not capitalize costs related to the distribution of a film to movie theaters or the licensing or sale of a film or television production, which are primarily costs associated with the marketing and distribution of film and television programming.

In determining the estimated lives and method of amortization of acquired film and television libraries, we generally use the method and the life that most closely follow the undiscounted cash flows over the estimated life of the asset.

Upon the occurrence of an event or change in circumstance that was known or knowable as of the balance sheet date and that indicates the fair value of a film is less than its unamortized costs, we determine the fair value of the film and record an impairment charge for the amount by which the unamortized capitalized costs exceed the film's fair value.

We enter into arrangements with third parties to jointly finance and distribute certain of our film productions. These arrangements, which are referred to as cofinancing arrangements, can take various forms. In most cases, the arrangement involves the grant of an economic interest in a film to a third-party investor. The number of investors and the terms of these arrangements can also vary, although in most cases an investor assumes full risk for the portion of the film acquired in these arrangements. We account for the proceeds received from a third-party investor under these arrangements as a reduction to our capitalized film costs. In these arrangements, the investor owns an undivided copyright interest in the film and, therefore, in each period we record either a charge or benefit to programming and production expense to reflect the estimate of the third-party investor's interest in the profit or loss of the film. The estimate of the third-party investor's interest in the profit or loss of a film is determined using the ratio of actual revenue earned to date to the ultimate revenue expected to be recognized over the film's useful life.

We capitalize the costs of programming content that we license but do not own, including rights to multiyear live-event sports programming, at the earlier of when payments are made for the programming or when the license period begins and the content is available for use. We amortize capitalized programming costs as the associated programs are broadcast. We amortize multiyear, live-event sports programming rights using the ratio of the current period's actual revenue to the estimated total remaining revenue or over the contract term.

Acquired programming costs are recorded at the lower of unamortized cost or net realizable value on a program by program, package, channel or daypart basis. A daypart is an aggregation of programs broadcast during a particular time of day or programs of a similar type. Acquired programming used in our Cable Networks segment is primarily tested on a channel basis for impairment, whereas acquired programming used in our Broadcast Television segment is tested on a daypart basis. If we determine that the estimates of future cash flows are insufficient or if there is no plan to broadcast certain programming, we recognize an impairment charge to programming and production expense.